POWER OF ATTORNEY

     The undersigned, Wayne Rees, hereby constitutes and appoints Timothy A. Sheppard or Roger K. Cromer, as the undersigned's true and lawful attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3 - Initial Statement of Beneficial Ownership of Securities, Form 4 - Statement of Changes in Beneficial Ownership of Securities, or Form 5 - Amended Statement of Changes in Beneficial Ownership required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of FFW Corporation (the "Company"), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any national stock market on which the Company's securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of this 30th day of July, 2002.


/s/ Wayne W. Rees
-----------------------
Signature



Wayne W. Rees
-----------------------
Printed Name



STATE OF INDIANA  )
                  ) SS.
COUNTY OF WABASH  )

     Before me, the undersigned Notary Public in and for said State and County, personally appeared Wayne Rees, and acknowledged to me to be the person who executed the foregoing Power of Attorney as his/her act and deed.


                                  /s/ Leslie E. Mounts
                                  ----------------------------------------------
                                  Notary Public



                                  Leslie E. Mounts
                                  ----------------------------------------------
                                  Printed Name


My Commission Expires:


         11/7/08
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